UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

August 31, 2013

MXN	Minnesota Municipal Income Fund II

Minnesota Municipal Income Fund II

PRIMARY INVESTMENTS

First American Minnesota Municipal Income Fund II (the “fund”) invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”), one of the fund’s sub-advisors. The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as “high yield” securities or “junk bonds”) or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

FUND OBJECTIVE

The fund is a nondiversified, closed-end management investment company. The investment objective of the fund is to provide current income exempt from both regular federal income tax and regular Minnesota personal income tax. The fund’s income may be subject to federal and/or Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

1	Explanation of Financial Statements

2	Fund Overview

9	Report of Independent Registered Public Accounting Firm

10	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (NAV) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended August 31, 2013

*The Lipper Other States Municipal Debt Funds category median is calculated using the returns of all closed-end exchange traded funds in this category for each period disclosed. Lipper returns assume reinvestment of dividends.

**The Barclays Municipal Bond Index: Long is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended August 31, 2013, were –16.60%, 6.35%, and 5.49%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Fund Management

Douglas J White, CFA

of Nuveen Asset Management, LLC is primarily responsible for the management of the fund. He has 30 years of financial experience.

Christopher L. Drahn

of Nuveen Asset Management, LLC assists with the management of the fund. He has 33 years of financial experience.

What factors affected the economic and municipal market environments during the 12-month reporting period ended August 31, 2013?

August 2013 saw the same general economic themes of the past several months – ongoing but less than desired growth, incremental labor market improvement and expectations for tapering and eventual withdrawal of the Federal Reserve’s quantitative easing program. The U.S. economy continues to move forward at a modest to moderate pace. Labor market gains continue to improve, but remain unspectacular. Expectations of eventual Fed tapering and somewhat improved economic growth indicators abroad have kept upward pressure on interest rates globally and downward pressure on fixed income returns.

Second quarter gross domestic product (GDP) growth was revised upward to a 2.5% annual rate, but the revision was due to greater inventory investment and a temporary narrowing in the trade deficit during the quarter. July trade data reversed the improvement, and other data tracking GDP growth suggest the economy is advancing at around a 1.5% annual rate in the third quarter. Auto sales moved to a new cyclical high of 16.0 million units (annual rate) in August, continuing to be a source of strength for the broader economy. In addition, purchasing manager indices for both the manufacturing and non-manufacturing economic sectors improved to levels consistent with solid overall production growth, with improving indications of foreign activity supporting export sentiment. But other consumer spending categories, particularly non-durable goods and services, are not showing the same strength.

Inflation remained contained, with the Consumer Price Index (CPI) rising 1.5% year-over-year as of August 2013, before seasonal adjustment. Core CPI (which excludes food and energy) increased 1.8% during the period. Both of these measures show improvement from the August 2012 values.

The August employment report showed further gains in employment, although not as robust as consensus expectations. Downward revisions to prior months’ data put labor market data more in line with other economic growth indicators. While the unemployment rate declined further to 7.3%, labor force participation led the drop, falling to a new multi-decade low. The unemployment rate has fallen from 8.1% in August 2012, but the bulk of this decline can be attributed to falling participation.

The most recent data available showed the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas increased 12.39% for the year ended July 2013, though the sharp rise in interest rates over the past few months and upward pressure on home prices have weakened a broad array of housing sector indicators, including mortgage applications, new home sales, pending home sales, building permits and housing starts. However, the continuing trend in increased home prices should be a positive for local government, though it will take a while for these price increases to translate to growth in assessed value and property tax revenue.

Over the fund’s reporting period, the Federal Reserve maintained its benchmark federal funds rate at the record low level of zero to 0.25% that was established in December 2008. The Federal Reserve has also continued to purchase $85 billion per month in Treasury and agency securities through its quantitative easing program.

State tax revenues have been growing for over 14 consecutive quarters, but revenue recovery has been much slower and more prolonged than in previous recoveries. Revenues are still not back to pre-recession levels in real terms. Revenues continued to grow over the last year, lifted largely by

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	3

Fund Overview

strong personal income tax collections in the fourth quarter of 2012 and the first half of 2013. However, the strong revenue growth is attributed to individuals accelerating income into 2012 to avoid federal tax increases, a strong stock market in 2012, a slowly improving economy and the impact from a large tax increase in California and not necessarily representative of wholesale improvement.

The reporting period was a study of two halves with regard to bond prices and yields. Yields were relatively stable from the fund’s fiscal year end through April 2013. In May, falling prices and yield increases began to impact all but the shortest maturities. The significant yield curve steepening of the second and third quarters affected municipals along with the rest of the fixed income universe. Large bond fund outflows became commonplace with shareholders’ growing concerns over rising rates.

In terms of supply for the municipal market, net new issuance is down 16% year-to-date through August 2013 over the same period last year as rising rates have limited refunding issuance.

Minnesota

After lagging the national recovery in 2011, Minnesota’s economic recovery outpaced the national recovery in 2012. At GDP growth of 3.5% between 2011 and 2012, Minnesota ranked as the 5th highest state for GDP growth. The state’s diverse economic base showed particularly strong economic growth in durable-goods manufacturing, wholesale trade, real estate and the financial and insurance industries. As of July 2013, Minnesota’s unemployment rate was 5.2%, down from 5.8% a year prior and well below the national average of 7.4%. Employment gains continued across most sectors in 2012, especially in the healthcare, real estate and mining sectors. The mining sector benefits from close proximity to North Dakota shale formations. Record low mortgage rates have helped to boost demand for housing in some parts of the state, primarily Rochester, Duluth and Minneapolis/St. Paul. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minneapolis rose 9.5% during the twelve months ending July 2013 (the most recent data available at the time this report was prepared).

In May 2013, the Minnesota legislature used a variety of new taxes to pass a $38.1 billion balanced budget for fiscal 2014-2015, which compared to estimated revenues of $33.9 billion in fiscal 2012-2013. The fiscal 2014-2015 budget also included using portions of the cigarette tax and increased corporate taxes to fund the state’s $348 million commitment to the new Vikings football stadium. Previously during the fiscal 2012-2013 biennium budget period, the inability of state legislators to agree on a fiscal 2012-2013 biennium budget led to a damaging 20-day partial government shut-down. Following the legislature’s budget problems, Fitch and S&P downgraded their ratings on the state’s general obligation bonds to AA+ from AAA in July – and September – 2011. Despite the somewhat recent rating agency downgrades, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended August 31, 2013, Minnesota issued approximately $5.7 billion in municipal bonds, a decrease of 19% from the twelve months ended August 31, 2012. However, most of the increase in the state’s 2012 issuance was in very high-quality (AA and higher) school district bonds.

How did the fund perform during the twelve-month period ended August 31, 2013?

Minnesota Municipal Income Fund II earned a total return of -10.44% based on NAV for the fiscal year ended August 31, 2013. The fund’s market price return was -16.60% during the period. The

4	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

fund’s closed-end competitive group, the Lipper Other States Municipal Debt Funds Average, produced a median return of -9.99% over the same timeframe. The Barclays Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned -7.43%.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Health Care Revenue	27%
Housing Revenue	25
Education Revenue	18
General Obligations	10
Utility Revenue	7
Leasing Revenue	6
Economic Development Revenue	2
Industrial Development Revenue	2
Miscellaneous Authority Revenue	1
Recreation Authority Revenue	1
Tax Revenue	1
100%

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

The fund underperformed both its Lipper peer group and benchmark for the fiscal year in a difficult year for fixed income markets. The broad themes in the municipal market in this reporting period were almost reversed from the prior year. Municipal bonds turned in very strong performance over the fund’s fiscal year ending August 31, 2012. For this fiscal year, ending August 31, 2013, the municipal market went through a moderate bear market cycle, reflected in the fund’s negative returns over the year. The negative performance during the last four months of the fund’s fiscal year was enough to overwhelm any positive returns that were produced earlier in the fiscal year.

The most significant performance driver for the fund this reporting period was sector allocation vs. the benchmark. The fund had an overweight allocation to education issues that represented twice the benchmark allocation. The education sector itself did not underperform all that significantly, but the fund’s weighting magnified the underperformance and was the cause of the largest negative performance impact. On the positive side, the fund’s overweights in hospital and housing issues aided performance, as did an underweight allocation to transportation.

Although less significant than sector allocation, duration was a secondary cause of the fund’s underperformance relative to the benchmark. Shorter maturities were impacted less by the steepening yield curve environment the municipal market experienced over the latter part of the fund’s fiscal year. The fund had very little exposure to the yield curve inside of the six-year maturity mark. The absence of an overweight allocation to shorter maturities hurt performance.

Rating bucket allocations vs. the benchmark were not significant performance contributors for the fund this fiscal year. Quality spreads did widen out somewhat near the end of the period, tending to

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	5

Fund Overview

make lower-rated investment-grade bonds underperform overall. However, the non-rated issues that the fund owns outperformed and the fund was overweight in this category. The fund was slightly overweight BBB-rated issues, which underperformed, impacting performance slightly negatively. The fund was underweight A-rated issues and that was not a significant performance determinant, as the ratings category performed roughly in line with the benchmark. The fund maintained its historic underweight to higher quality AA- and AAA-rated bonds and those outperformed the market, so those underweights were a drag on performance.

Bond Credit Quality Breakdown1

As a percentage of long-term investments on August 31, 2013

AAA	4%
AA	37
A	24
BBB	14
BB or Lower	5
NR	16
100%

1 Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings, Ltd (“Fitch”). If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

As reported above, Minnesota continues to be hampered by the limited supply of higher yielding new bonds in the state. Because of the lack of attractive new issuance, we’ve had to be very selective in the secondary market to find bonds in those higher yielding sectors and ratings categories. We continue to believe the fund is being adequately compensated for the additional risk of investing in longer duration assets, as over longer periods their incremental income has proven beneficial. We also remain comfortable with the sectors we are emphasizing and the credit composition of the portfolio. Although spreads between higher and lower quality bonds have widened over the year, they are still attractive compared to long term averages. We continue to have a constructive view of the value of the lower-rated issues which supports our emphasis on the non-rated and lower investment grade bonds, as these have also proven beneficial to the fund over the long term.

As always, our research team remains vigilant regarding its mandate to closely monitor the credit quality of the fund’s holdings. We will continue to focus on bottom-up security selection, while actively managing the fund’s overall risk profile.

6	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Thank you for your ongoing trust in our process and your investment in the Minnesota Municipal Income Fund II. If you have any questions, please don’t hesitate to contact us at 800.677.3863.

Douglas J. White, CFA

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

Christopher L. Drahn

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	7

Fund Overviews

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated Aa2 by Moody’s and AAA by S&P). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Normally, the dividend rates on the preferred shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy preferred shares and holders of preferred shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s preferred shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the preferred shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate could be higher than the dividend rate that would have been set had the auction been successful. In addition, the maximum applicable rate could be higher than the fund’s investment yield. Higher maximum applicable rates increase the fund’s cost of leverage and reduce the fund’s common share earnings.

8	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of First American Minnesota Municipal Income Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of First American Minnesota Municipal Income Fund II, Inc. (the “fund”), including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First American Minnesota Municipal Income Fund II, Inc. at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 23, 2013

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	9

Schedule of Investments	August 31, 2013

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 163.3%
Economic Development Revenue — 3.6%
Minneapolis Development, Limited Tax Supported Common Bond, Series 2007-2A (AMT), 5.13%, 6/1/22	$500,000	$516,045
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	200,000	205,970

		722,015

Education Revenue — 29.9%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	100,000	82,730
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	350,000	357,095
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	200,000	195,916
Higher Education Facilities, Bethel University, Series 2007-6R, 5.50%, 5/1/24	500,000	505,580
Higher Education Facilities, Macalester College, Series 2012-7S, 3.25%, 5/1/36	1,000,000	745,770
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,011,980
5.25%, 4/1/39, Series 2009-6X	300,000	302,943
Minnesota State Colleges & Universities, Series 2013-A, 3.00%, 10/1/33	400,000	296,696
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	510,000	435,107
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	110,000	85,932
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	325,000	260,767
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	450,000	464,782
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,105,260
Woodbury City Charter School Lease, Series 2012-A, 5.00%, 12/1/43	100,000	83,806

		5,934,364

General Obligations — 12.4%
Crow Wing County Jail, Series 2004-B (NATL), 5.00%, 2/1/21	550,000	585,783
Fertile City Economic Development Authority, Series 2012-A, 4.00%, 12/1/39	280,000	229,726
Hennepin County, Series 2008-D, 5.00%, 12/1/25	1,000,000	1,104,650
Puerto Rico Commonwealth, Series 2007-A, 5.00%, 7/1/28	350,000	260,939
Rockford Independent School District No 883, Series 2013-A, 3.00%, 2/1/27	320,000	277,264

		2,458,362

Healthcare Revenue — 44.0%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	200,000	194,970
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	375,000	311,786
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	100,000	84,492
Cuyuna Range Hospital District, Health Facilities, Series 2005, 5.50%, 6/1/35	400,000	391,524
Glencoe City Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/31	230,000	197,007
Maple Grove City Health Care Facilities, Maple Grove Hospital, Series 2007, 5.00%, 5/1/20	20,000	20,916
Maple Grove City Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	210,000	191,699
Marshall Medical Center, Weiner Medical Center Project, Series 2003-A, (Pre-refunded 11/1/13 @ 100), 5.35%, 11/1/17 ¯	75,000	75,602
Minneapolis & St. Paul Housing & Redevelopment Authority, HealthPartners Obligated Group Project, Series 2003, 5.88%, 12/1/29	750,000	757,290
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	450,000	403,065
Minneapolis Health Care Systems, Fairview Health Services,
6.63%, 11/15/28, Series 2008-A	875,000	1,010,406
6.50%, 11/15/38, Series 2008-B (AGC)	535,000	611,772
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, Series 2000-A, 6.38%, 11/15/29	25,000	25,080
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	400,000	400,132
New Hope Housing & Health Care Facility, Masonic Home North Ridge, Series 1999, 5.75%, 3/1/15 ¥	275,000	275,192
Northern Itasca Hospital District, Health Facilities Gross Revenue, Series 2013-A, 4.40%, 12/1/33	250,000	212,298
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	200,000	175,670
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.10%, 9/1/25	500,000	500,900
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	715,000	734,884
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	450,000	461,353
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	200,000	203,030

The accompanying notes are an integral part of the financial statements.

10	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

St. Paul Housing & Redevelopment Authority, Regions Hospital,
5.25%, 5/15/18	$500,000	$501,160
5.30%, 5/15/28	170,000	170,056
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	250,000	205,893
St. Paul Port Authority, HealthEast Midway Campus, Series 2005-A, 5.75%, 5/1/25	600,000	613,764

		8,729,941

Housing Revenue — 42.6%
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	300,000	249,069
Minneapolis Multifamily Housing, Seward Towers Project, Series 2003 (GNMA), 5.00%, 5/20/36	1,190,000	1,194,189
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	36,132	37,267
Minnesota Housing Finance Agency, Series 2009-E, 5.10%, 1/1/40	815,000	815,350
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	95,000	97,920
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,000,000	1,016,300
Minnesota Housing Finance Agency, Rental Housing, Series 2011-A, 5.45%, 8/1/41	1,700,000	1,736,516
Minnesota Housing Finance Agency, Residential Housing,
4.70%, 7/1/27, Series 2007-D (AMT)	850,000	853,936
5.65%, 7/1/33, Series 2008-B (AMT)	30,000	31,059
4.85%, 7/1/38, Series 2007-I (AMT)	10,000	9,650
3.90%, 7/1/43, Series 2013-C	750,000	606,675
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	300,000	267,444
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	330,000	292,525
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal,
5.63%, 10/1/33, Series 2006 ¥	448,665	410,133
5.15%, 11/1/42, Series 2012-A	100,000	80,445
St. Paul Multifamily Housing, Selby Grotto Housing Project, Series 2003 (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	655,079
Wayzata Senior Housing Revenue, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	110,000	109,621

		8,463,178

Industry Development Revenue — 2.7%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	700,000	542,703

Leasing Revenue — 12.5%
Andover Economic Development Authority, Public Facility, Community Center, Series 2004 (Crossover Refunded 2/1/14 @ 100) z
5.13%, 2/1/24	295,000	300,847
5.13%, 2/1/24	205,000	209,063
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.94%, 2/1/28 °	600,000	296,862
Minneapolis, Chartered School, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	400,000	369,320
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	200,000	174,596
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	100,000	100,106
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	800,000	639,504
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, Series 2003, 5.13%, 2/1/24	400,000	400,188

		2,490,486

Miscellaneous Revenue — 1.8%
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	340,000	348,996

Recreation Authority Revenue — 1.7%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	330,000	329,980

Tax Revenue — 1.3%
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	150,000	135,208
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 3/1/29	130,000	121,349

		256,557

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	11

Schedule of Investments	August 31, 2013

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Utility Revenue — 10.8%
Chaska Electric,
5.00%, 10/1/30, Series 2005-A	$500,000	$510,960
6.10%, 10/1/30, Series 2000-A	10,000	10,033
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC)
5.00%, 1/1/18	300,000	340,671
5.00%, 1/1/20	250,000	274,985
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series 2008-A, 6.00%, 7/1/38	600,000	450,702
Puerto Rico Electric Power Authority, Series 2007-VV (NATL), 5.25%, 7/1/29	520,000	404,102
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL), °
4.03%, 1/1/24	115,000	76,137
4.35%, 1/1/26	100,000	58,809
4.52%, 1/1/27	40,000	22,039

		2,148,438

Total Municipal Long-Term Investments (Cost: $33,678,943)		32,425,020

Short-Term Investment — 0.1%
Federated Minnesota Municipal Cash Trust, Institutional Shares, 0.01% W (Cost: $14,644)	14,644	14,644

Total Investments ▲ — 163.4% (Cost: $33,693,587)		32,439,664

Preferred Shares at Liquidation Value — (65.5)%		(13,000,000)

Other Assets and Liabilities, Net — 2.1%		410,577

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$19,850,241

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¥	Security considered illiquid. As of August 31, 2013, the fair value of these investments was $1,843,170 or 9.3% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

z	Crossover refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of August 31, 2013.

W	The rate shown is the annualized seven-day effective yield as of August 31, 2013.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $33,694,012. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$810,298
Gross unrealized depreciation	(2,064,646)

Net unrealized depreciation	$(1,254,348)

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of August 31, 2013, the aggregate fair value of securities subject to the AMT was $2,645,739, which represents 13.3% of total net          assets applicable to common shares.

FHA–Federal Housing Administration

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

The accompanying notes are an integral part of the financial statements.

12	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Statement of Assets and Liabilities	August 31, 2013

Assets:
Unaffiliated investments, at fair value (Cost: $33,693,587) (note 2)	$32,439,664
Receivable for accrued interest	449,095
Prepaid expenses and other assets	35,929

Total assets	32,924,688

Liabilities:
Payable for preferred share distributions (note 3)	211
Payable for investment advisory fees	9,651
Payable for administration fees	5,515
Payable for postage and printing fees	4,953
Payable for audit fees	12,020
Payable for remarketing fees	7,276
Payable for legal fees	17,522
Payable for pricing fees	1,347
Payable for transfer agent fees	5,375
Payable for other expenses	10,577

Total liabilities	74,447

Preferred shares, at liquidation value (note 3)	13,000,000

Net assets applicable to outstanding common shares	$19,850,241

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	176,458
Accumulated net realized gain on investments	128,732
Net unrealized depreciation of investments	(1,253,923)

Net assets applicable to outstanding common shares	$19,850,241

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$19,850,241
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$13.48
Market price per share	$13.46

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	13

Statement of Operations	For the year ended August 31, 2013

Investment Income:
Interest from unaffiliated investments	$1,717,397
Dividends from unaffiliated money market fund	27

Total investment income	1,717,424

Expenses (note 5)
Investment advisory fees	124,887
Administration fees	71,364
Custodian fees	2,128
Auction commission fees	33,048
Postage and printing fees	17,604
Transfer agent fees	24,349
Listing fees	8,775
Directors’ fees	72,912
Legal fees	36,033
Audit fees	55,268
Insurance fees	29,882
Pricing fees	9,457
Other expenses	37,229

Total expenses	522,936

Less: Indirect payments from custodian (note 5)	(34)

Net investment income	1,194,522

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized gain on investments	208,360
Net change in unrealized appreciation or depreciation of investments	(3,679,181)

Net loss on investments	(3,470,821)

Distributions to preferred shareholders (note 2):
From net investment income	(27,091)

Net decrease in net assets applicable to outstanding common shares resulting from operations	$(2,303,390)

The accompanying notes are an integral part of the financial statements.

14	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$1,194,522	$1,222,702
Net realized gain on investments	208,360	132,302
Net change in unrealized appreciation or depreciation of investments	(3,679,181)	1,698,269
Distribution to preferred shareholders from net investment income (note 2)	(27,091)	(31,257)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	(2,303,390)	3,022,016

Distributions to common shareholders (note 2):
From net investment income	(1,130,148)	(1,189,049)
From net realized gain on investments	(35,929)	—

Total distributions	(1,166,077)	(1,189,049)

Total increase (decrease) in net assets applicable to outstanding common shares	(3,469,467)	1,832,967

Net assets applicable to outstanding common shares at beginning of period	23,319,708	21,486,741

Net assets applicable to outstanding common shares at end of period	$19,850,241	$23,319,708

Undistributed net investment income	$176,458	$139,175

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	15

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$15.84	$14.59	$15.08	$13.34	$13.78

Operations:
Net investment income	0.81	0.83	0.87	0.92	0.89
Net realized and unrealized gain (losses) on investments and futures contracts	(2.36)	1.25	(0.49)	1.72	(0.45)
Distributions to preferred shareholders:
From net investment income	(0.02)	(0.02)	(0.03)	(0.03)	(0.15)

Total from operations	(1.57)	2.06	0.35	2.61	0.29

Distributions to common shareholders:
From net investment income	(0.77)	(0.81)	(0.84)	(0.87)	(0.73)
From net realized gain on investments	(0.02)	—	—	—	—

Total distributions to common shareholders	(0.79)	(0.81)	(0.84)	(0.87)	(0.73)

Net asset value, common shares, end of period	$13.48	$15.84	$14.59	$15.08	$13.34

Market value, common shares, end of period	$13.46	$16.94	$15.15	$15.22	$14.13

Selected Information
Total return, common shares, net asset value [1]	(10.44)%	14.49%	2.64%	20.20%	2.76%
Total return, common shares, market value [2]	(16.60)%	17.43%	5.34%	14.22%	15.43%
Net assets applicable to outstanding common shares at end of period (in millions)	$20	$23	$21	$22	$20
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.27%	5.44%	6.18%	6.50%	7.25%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	5.27%	5.44%	6.18%	6.50%	7.25%
Portfolio turnover rate	24%	11%	15%	17%	17%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$13	$13	$13	$13	$13
Asset coverage per remarketed preferred share (in thousands) [4]	$63	$70	$66	$68	$63
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

The accompanying notes are an integral part of the financial statements.

16	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

First American Minnesota Municipal Income Fund II, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors, Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of August 31, 2013, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	17

Notes to Financial Statements

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2013, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$32,425,020	$—	$32,425,020
Short-Term Investments	14,644	—	—	14,644

Total Investments	$14,644	$32,425,020	$—	$32,439,664

Refer to the Schedule of Investments for further security classification.

During the fiscal year ended August 31, 2013, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

18	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2013, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012, were as follows:

	8/31/13	8/31/12
Distributions paid from:
Tax-exempt income	$1,157,464	$1,213,723
Ordinary income	—	6,474
Long-term capital gains (loss)	35,929	—

	$1,193,393	$1,220,197

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$179,235
Undistributed ordinary income	2,668
Undistributed long-term capital gain (loss)	129,157
Unrealized appreciation (depreciation)	(1,254,348)
Other accumulated gain (loss)	(5,445)

Accumulated earnings (deficit)	$(948,733)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	19

Notes to Financial Statements

For federal income tax purposes, the fund had no capital loss carryovers at August 31, 2013. During the fiscal year ended August 31, 2013, the fund utilized $41,578 of capital loss carryovers.

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of August 31, 2013, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange in which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2013, the fund had no outstanding futures contracts.

20	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2013, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of August 31, 2013, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of August 31, 2013, the fund held 6 illiquid securities, the fair value of which was $1,843,170, which represents 9.3% of total net assets applicable to outstanding common shares. As of August 31, 2013, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
Minneapolis Tax Increment, Village at St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	$150,000	11/05	$150,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	400,000	05/03	405,479
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	330,000	11/02	332,226
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41	330,000	04/06	325,448
New Hope Housing & Health Care Facility, Masonic Home North Ridge, Series 1999, 5.75%, 3/1/15	275,000	11/02	275,213
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006 5.63%, 10/1/33	448,665	10/06	456,056

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the year ended August 31, 2013, the fund had no outstanding investments in inverse floaters.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	21

Notes to Financial Statements

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2013, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2013, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Auction Preferred Shares

As of August 31, 2013, the fund had 520 auction preferred shares (“AP® shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the AP® shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the “Auction Agent”).

Normally, the dividend rates on the AP® shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP® shares and holders of AP® shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s AP® shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On August 31, 2013, the maximum applicable rate was 0.10%.

In the event of a failed auction, holders of AP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

AP® is a registered trademark of Merrill Lynch & Company (“Merrill Lynch”).

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2013, aggregated $8,440,942 and $8,928,558, respectively.

(5)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

22	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, LLC (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund’s average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the year ended August 31, 2013, custodian fees were not reduced as a result of overdrafts and reduced by $34 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services,

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	23

Notes to Financial Statements

insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2013, legal fees and expenses of $1,838 were paid to a law firm of which a former Assistant Secretary of the fund had served as a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7)	Recent Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time management is evaluating the implications of the update and the impact to the financial statements.

24	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you will be automatically enrolled in the fund’s Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan administrator.

Shareholders may elect not to participate in the plan and to receive all dividends in cash by sending written instructions to Computershare at the address set forth below or by calling Computershare at 800.426.5523. Participation in the plan may be terminated or resumed at any time without penalty by contacting Computershare before the dividend record date; otherwise, the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Eligibility/Participation

In the event you opt out of the plan, you may resume participation in the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may re-join the plan directly and have your distributions reinvested in additional shares of the fund. To re-enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may resume participation.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Whenever the fund declares a dividend or other capital gain distribution payable in cash, nonparticipants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. Computershare will buy shares of the fund on the NYSE MKT or elsewhere on the open market (open-market purchases), beginning on the payment date.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined purchase order. Each participant will pay a pro rata share of brokerage commissions incurred in connection with the open-market purchases. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records.

Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	25

Notice to Shareholders	(unaudited)

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the Plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. The fund will give you at least 30 days advance written notice if it makes a material amendment to or terminates the Plan. Any questions about the Plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI, 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions

(the fund designates income from tax-exempt securities as 100.00%)

Payable Date	Amount
September 19, 2012	$0.0675
October 24, 2012	0.0675
November 20, 2012	0.0675
December 19, 2012	0.0675
January 10, 2013	0.0650
February 20, 2013	0.0650
March 20, 2013	0.0650
April 17, 2013	0.0625
May 15, 2013	0.0625
June 19, 2013	0.0625
July 17, 2013	0.0625
August 21, 2013	0.0625

$0.7775

Common Share Long-Term Gain Distributions

(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
January 10, 2013	$0.0244

Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00%, qualifying as exempt-interest dividends)

Amount
Total class “F”	$52.10

26	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Preferred Share Long-Term Gain Distributions

(the fund designates the following amounts as long-term capital gains)

Amount
Total class “F”	$1.97

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2013 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The fund designates 1.58% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (SEC) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The fund’s board of directors, which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund’s advisory agreement with USBAM. In addition to determining whether to renew the advisory agreement with USBAM (the Agreement), the board is also responsible for determining whether to renew sub-advisory agreements (the Sub-Advisory Agreements) for the fund.

At a meeting on June 17-18, 2013, the board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a Sub-Advisor and collectively, the Sub-Advisors). In advance of the meeting, the board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the Agreements) and had the opportunity to ask questions and request further information in connection with its consideration. The board approved the Agreements through June 30, 2014.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	27

Notice to Shareholders	(unaudited)

fund, (2) the investment performance of the fund, (3) the profitability of USBAM and the Sub-Advisors related to the fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the fund’s shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to the fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the fund. The board reviewed NAM’s key personnel who provide investment management services to the fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the fund include investment research and security selection, and adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the fund, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the fund, including the fund’s sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the board concluded that the fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Fund

The board considered the performance of the fund on a gross-of-expenses basis, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the performance universe) and how the fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2013.

The board noted that the fund outperformed both its performance universe median and its benchmark index for all applicable periods except that the fund underperformed its benchmark and its peer universe median on a net-of-expenses basis for the one-year period. Given the fund’s strong performance relative to its performance universe and benchmark for the three- and five-year periods, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as the fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the fund. The board compared fee and expense information for the fund to fee and expense information for comparable funds managed by other advisors. The board also reviewed advisory fees for other funds advised or sub-advised by NFA and NAM and for other accounts managed by NFA and NAM.

28	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Using information provided by an independent data service, the board also evaluated the fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the fund’s total expense ratio compared to the median total expense ratio both before and after waivers of comparable funds. The board noted that the fund’s actual and contractual advisory fee was lower than the peer group median advisory fee, though the fund’s total expense ratio was higher than its peer group median total expense ratio. The board noted that certain fund expenses are allocated equally among funds regardless of asset size and that this methodology had a significant impact on the fund’s total expense ratio because of its very small size. The board further noted that the fund had performed competitively. Based on the fund’s performance and the competitiveness of its advisory fee, the board concluded that the fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of the fund and its shareholders.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	29

Notice to Shareholders	(unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of MXN since January 2011; Director of MXN since inception	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

30	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of MXN since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of MXN since January 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc., from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of MXN since January 2011; Assistant Treasurer of MXN from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXN since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MXN since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of MXN since January 2011; Assistant Secretary of MXN from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser
*	Messrs. Ulrey, Thole, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the fund

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	31

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

32	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Fund II

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Fund II

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Fund II

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Fund II

Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2013 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2013    0076-12    MXN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser, Leonard W. Kedrowski and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $47,775 in the fiscal year ended August 31, 2013 and $47,038 in the fiscal year ended August 31, 2012, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $2,813 in the fiscal year ended August 31, 2013 and $2,481 in the fiscal year ended August 31, 2012, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees - E&Y billed the registrant fees of $6,381 in the fiscal year ended August 31, 2013 and $6,743 in the fiscal year ended August 31, 2012 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2013 and August 31, 2012.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A. and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $36,381 in the fiscal year ended August 31, 2013 and $217,000 in the fiscal year ended August 31, 2012.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A. Proxy Voting

•	When a Open-end Funds proxy is received, it will be voted by the Head of Investments.

•	When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B. Open-end Fund Control Procedures

Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C. Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•	On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D. Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E. Review and Reports

Detective Control Procedures

•	The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F. Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•	The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

31	Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.
32	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Douglas J. White, CFA and Christopher L. Drahn co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. White is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Senior Vice President, Portfolio Manager, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Drahn, Senior Vice President, Portfolio Manager, began working in the financial industry in 1980 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the fiscal year ended August 31, 2013, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Douglas J. White	Registered Investment Company	7	$3.5 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$14 million	0	$0
Christopher L. Drahn	Registered Investment Company	9	$3.1 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$97 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Douglas J. White	$0
Christopher L. Drahn	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2013

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: October 30, 2013